SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15 (d)
                   of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)         April 26, 2001
                                                -------------------------------


                          JACKSONVILLE BANCORP, INC.


        TEXAS                      0 - 28070                      75-2632781
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(State of Incorporation)      (Commission File No.)                (IRS No)



    COMMERCE AND NECHES STREET                JACKSONVILLE, TEXAS     75766
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(Address of Principal Executive Offices)                           (Zip Code)



                               (903) 586-9861
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              (Registrant's Telephone Number, Including Area Code)



                               NOT APPLICABLE
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         (Former Name or Former Address, If Changed Since Last Report)








Item 5.   Other Events

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated April 26, 2001




































                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     JACKSONVILLE BANCORP, INC.



Date: 04/26/2001                     By: /s/ Jerry Chancellor
      --------------------               -----------------------------
                                             Jerry Chancellor
                                             President